UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2004

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)

281-618-0400
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Press Release dated November 2, 2004
Third Quarter 2004 Earnings Conference Call Presentation

Item 2.02 Results of Operations and Financial Condition.

     Incorporated by reference herein are the press release and Third Quarter 2004 Earnings Conference Call Presentation issued by the Registrant on November 2, 2004 regarding earnings for the third quarter of 2004, attached as Exhibits 99.1 and 99.2, respectively. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Number	Description
99.1	Press Release of Cal Dive International, Inc. dated November 2, 2004 reporting Cal Dive’s financial results for the third quarter of 2004.

99.2	Third Quarter 2004 Earnings Conference Call Presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2004

CAL DIVE INTERNATIONAL, INC.
By:	/s/ A. Wade Pursell
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Cal Dive International, Inc. dated November 2, 2004 reporting Cal Dive’s financial results for the third quarter of 2004.

99.2	Third Quarter 2004 Earnings Conference Call Presentation.